

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance           73,780,187.00
     Class A Certificate Rate                                 6.85%
     One twelfth of Class A Certificate Rate                  0.57%
     Class A Certificate Interest                       421,161.90
     Prior Month Class A Overdue Interest                     0.00

     Class A Interest Due                               421,161.90
     Class A Interest Paid                              421,161.90

     Current Month Class A Overdue Interest                   0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance           73,780,187.00
     Class A Percentage                                      86.00%
     Base Principal Amount                            1,665,336.89
     Class A Base Principal Distribution Amount               0.00
     Prior Month Class A Overdue Principal                    0.00
     Total A Note Principal Due                               0.00

     Class A Principal Paid                                   0.00

     Class A Overdue Principal                                0.00
                                                              ----

     Current Month Class A Principal Balance         73,780,187.00






FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance         3,431,637.00
     Class B-1 Certificate Rate                              7.63%
     One twelfth of Class B-1 Certificate Rate               0.64%
     Class B-1 Certificate Interest                     21,819.49
     Prior Month Class B-1 Overdue Interest                  0.00

     Class B-1 Interest Due                             21,819.49
     Class B-1 Interest Paid                            21,819.49

     Current Month Class B-1 Overdue Interest                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance         3,431,637.00
     Class B-1 Percentage                                    4.00%
     Base Principal Amount                           1,665,336.89
     Class B-1 Base Principal Distribution Amount            0.00
     Prior Month B-1 Overdue Principal                       0.00
     Total B-1 Note Principal Due                            0.00
                                                             ----

     Class B-1 Principal Paid                                0.00


     Class B-1 Overdue Principal                             0.00

     Current Month Class B-1 Principal Balance       3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance        3,431,637.00
     Class B-2 Certificate Rate                             8.17%
     One twelfth of Class B-2 Certificate Rate              0.68%
     Class B-2 Certificate Interest                    23,363.73
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                            23,363.73
     Class B-2 Interest Paid                           23,363.73

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance        3,431,637.00
     Class B-2 Percentage                                   4.00%
     Base Principal Amount                          1,665,336.89
     Class B-2 Base Principal Distribution Amount           0.00
     Prior Month B-1 Overdue Principal                      0.00
     Total B-1 Note Principal Due                           0.00

     Class B-2 Principal Paid                               0.00

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance      3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                 85,790,984
     Servicer Fee Rate                                     0.5000%
     One-twelfth                                           0.0417%
     Servicer Fee                                       35,746.24

     Prior Servicer Fee Arrearage                            0.00
     Servicer Fee Due                                   35,746.24

     Servicer Fee Paid                                  35,746.24

     Current Servicing Fee Arrearage                         0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                 85,790,984
     Back-Up Servicer Fee Rate                             0.0130%
     One-twelfth                                           0.0011%
     Back-up Servicer Fee                                  929.40

     Prior Back-Up Servicer Fee Arrearage                    0.00
     Total Back-Up Servicer Fee Due                        929.40

     Back-Up Servicer Fee Paid                             929.40

     Current Back-Up Servicing Fee Arrearage                 0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                           291.67
     Trustee Fee Rate                                      0.0100%

     Prior Trustee Fee Arrearage                             0.00
     Total Trustee Fee Due                                 291.67

     Trustee Fee Paid                                      291.67

     Current Trustee Fee Arrearage                           0.00

CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                        73,780,187.00
     Premium Rate                                          0.0208%
     Prior Premium Arrearage                                 0.00
     Premium Amount Due                                      0.00

     Premium Amount Paid                                15,371.00

     Current Premium Arrearage                          15,371.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insovent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

    FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
    ---------------------------------------------------------------------------
    FIRST SIERRA RECEIVABLES INC.
    MONTHLY SERVICER CERTIFICATE
    FOR THE COLLECTION PERIOD ENDING 6/1/96

    RESTRICTING EVENT CALCULATIONS

           (a)   Event of Servicer Termination (Yes/No)              No
                                                                 ----------

           (b)   Certificate Insurer makes an Insured Payment        No
                                                                 ----------

           (a)   Gross Charge-Off Event (Yes/No)                     No
                                                                 ----------

           (b)   Delinquency Trigger Event                           No
                                                                 ----------

    Events of Servicer Termination

    (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

    (ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
           Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

    (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificate shareholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

    (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01
           (a)(iv)]

    (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

    (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

    (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

    (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

    (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

    FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
    -------------------------------------------------------------------------------------------------------------------------------
    FIRST SIERRA RECEIVABLES INC.
    MONTHLY SERVICER CERTIFICATE
    FOR THE COLLECTION PERIOD ENDING 6/1/96

    GROSS CHARGE-OFFS (>=160)
    ------------------------
                                         Gross                               Gross                       Monthly
                                        Defaults        Recoveries        Charge-Offs       ADCPB      Charge-Offs
                                        --------        ----------        -----------       -----      -----------

        2 months prior                   N/A                 N/A            N/A                 N/A         N/A
        1 month prior                      0                   0              0          84,393,537       0.00%
        Current                            0                   0              0          84,125,647       0.00%

                                         Gross Charge-Off Ratio:                                          0.00%
                                         Maximum Charge-Off Ratio:                                        2.50%

    30+ DELINQUENCIES
    -----------------
                                                                                        Monthly
                                         Delinquencies               ADCPB           Delinquencies
                                         -------------               -----           -------------
    2 months prior                              N/A                       N/A            N/A
    1 month prior                         1,928,902                84,393,537           2.29%
    Current month                         2,599,721                84,125,647           3.09%

                                         Delinquency Ratio:                             2.69%
                                         Maximum Delinquency Ratio:                     6.00%

    FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
    -------------------------------------------------------------------------------------------------------------------------------
    FIRST SIERRA RECEIVABLES INC.
    MONTHLY SERVICER CERTIFICATE
    FOR THE COLLECTION PERIOD ENDING 6/1/96
    ISSUER RESTRICTING EVENT CALCULATIONS
    -------------------------------------
           (a)   Gross Defaults (>=180)                                No
                                                               --------------------

           (b)   Issuer Delinquency Ratio                              No
                                                               --------------------

    GROSS DEFAULTS (>=180)
    ----------------------
                                                                                           Monthly
                                           Gross Defaults              ADCPB             Charge-Offs
                                           --------------              -----             -----------

                 Current                               0              84,125,647              0.00%

                           i A           Subordinated Percentage                             10.00%
                             B           WAL of Remaining Leases                              2.29
                          ii             Two
                                         Trigger (i/ii)                                       2.18%


    ISSUER DELINQUENCY RATIO (90+ DAYS)
    -----------------------------------
                                                                                            Monthly
                                              Delinquencies                ADCPB         Delinquencies
                                              -------------                -----         -------------

                 2 months prior                         N/A                     N/A            N/A
                 1 month prior                            0              84,393,537           0.00%
                 Current month                       28,306              84,125,647           0.03%


                                         Delinquency Ratio:                                   0.02%
                                         Maximum Delinquency Ratio:                           2.50%

    EARLY AMORTIZATION EVENT
    ------------------------
           (1)   Is Subordinate Interest less than 8.86% of ADLB?                          No
                                                                                    ------------------

           (2)   Has a Gross Charge-Off Event Occurred?                                    No
                                                                                    ------------------

           (3)   Has a Delinquency Event Occurred?                                         No
                                                                                    ------------------



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

           Aging/Delinquency Statistics
           ----------------------------
                                                                                                                % of
                                                                                           ADLB                 Total

           Current                                                                      81,544,788             96.91%
           31-60 Days Past Due                                                           1,911,545              2.27%
           61-90 Days Past Due                                                             659,869              0.78%
           91+ Days Past Due                                                                28,306              0.03%

           Total                                                                        84,144,509            100.00%


           Certificate Factors
           -------------------

           Class A Notes                                                                 1.0000000
           Class B-1 Notes                                                               1.0000000
           Class B-2 Notes                                                               1.0000000


           Substitution Limits [Section 7]
           -------------------------------

           Initial ADCPB                                                             85,790,915.00
           Maximum Substitution (10% of Initial)                                      8,579,091.50
           Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

           Prior month ADCPB Substituted                                                118,645.27
           Current month ADCPB Substituted                                              371,503.95
           Cumulative ADCPB Substituted                                                 490,149.22

           Prior month ADCPB Substituted for Defaulted Contracts                              0.00
           Current month ADCPB Substituted Defaulted Contracts                                0.00
           Cumulative ADCPB Substituted for Defaulted Contracts                               0.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         New Transf. Intra-  Payment
FIRST SIERRA RECEIVABLES INC.                                                                  Security   Property   Month    Date
MONTHLY SERVICER CERTIFICATE                                        Lockbox       Collection    Deposit   Funding    Distri- Distri-
FOR THE COLLECTION PERIOD ENDING 6/1/96                             Account         Account     Account   Account    butions butions
------------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                 0.00

LOCKBOX ACCOUNT
       Collections Received [5.02 (b)(d)]
       Payments with respect to Maintenance, Taxes or
          Assessments [5.02 (c)(h)]                                2,080,145.99
       Excluded Amounts [5.02 (d)][Definition]                             0.00
       Collections on Deposit due Collection Account [5.02 (d)]     (788,889.97)
       Excluded Amounts not yet transferred                       (1,260,169.34)
       Payments due Collection Acct. from last 2 business days       624,190.09
       Payments deposited to Lockbox Account in error                 96,534.82
                                                                      61,112.76
                                                                  -------------
Ending Balance
                                                                     812,924.35

COLLECTION ACCOUNT
       BEGINNING BALANCE                                                                   0.00

       Aggregate Amount of Actual Payments [6.01 b (i)]                            1,488,083.92
       Add: Servicer Advances [5.03][6.01 b (ii)]                                          0.00
       Add: Sch. Payments, Final Payments or Purchase Option
          from Sec. Deposit Account [6.01 b (iii)]                                         0.00
       Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                 0.00
       Add: Any Investment Earnings [6.01 b (v)]                                       1,731.32
       Add: Deposits from New Transferred Property Funding
          Account [6.01 b (vi)]                                                            0.00
       Add: Amount Payable to Class A Certificateholders under
          6.04 d [6.01 b(vii)]                                                             0.00
       Add: Advance Payments Due and Owing for Collection Period [6.01 c]                  0.00
       Add: Security Deposits Related to Prepayment                                        0.00
       Add: Offset Amount as Provided by 5.12 [6.01 c]                                     0.00
       Less: Amounts transferred to the New Transferred Property
          Funding Account [6.01 d]                                                         0.00
       Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                    0.00
       Less: Payments due Collection Acct. from last 2 business days                 (96,534.82)
       Less: Payments not yet transferred to the Collection Account                 (131,379.76)
                                                                                  -------------

       Ending Balance @ 5/31/96                                                    1,261,900.66

       Add: Servicer Advances to be deposited on Determination Date                  752,376.14
       Add:Payments due Collection Acct from last  2 business days                    96,534.82
       Add: Payments not yet transferred to the Collection Account                   131,379.76
       Add: Amounts to Collection Account from Security Deposit Account [6.02 c]         725.01
                                                                                  -------------

       Adjusted Collection Account Balance                                         2,242,916.39

SECURITY DEPOSIT ACCOUNT

       Beginning  Balance                                                                                  0.00
       Add: Balance deposited on closing date                                                        127,151.94
       Add: Security Deposits [6.02 b]                                                                     0.00
       Less: Amounts to Collection Account [6.02 c]                                                        0.00
       Add:  Investment Earnings                                                                         305.28
                                                                                                 --------------
       Ending Balance @ 5/31/96                                                                      127,457.22

       Less: Amounts to Collection Account [6.02 c]                                                     (725.01)

       Adjusted Security Deposit  Account Balance                                                    126,732.21

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

       Beginning Balance                                                                                               0.00

       Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
       Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
       Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                             --------------
       Ending Balance @ 5/31/96                                                                                        0.00

       Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            1,665,336.89

       Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]          (1,665,336.89)
                                                                                                             --------------

       Adjusted New Transferred Property Funding Account Balance                                                       0.00

                                     Page 7

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96
AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                          2,242,916.39
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE)
--------------------------------------------------------------------------

       (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                             0.00

       (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                         0.00

       (iii)       Aggregate of: [6.06 b (iii)]
                   (A)         Unreimbursed Servicer Advances from current collection period                             0.00
                   (B)         Unreimbursed Servicer Advances from prior collection period                               0.00
                   (C)         Servicing Charges inadvertently deposited in Collection Account                           0.00

       (iv)        Current and unpaid Servicing Fees                                                                35,746.24

       (v)         Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                             929.40

       (vi)        Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                                   0.00

       (vii)       Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                               291.67

       (viii)      Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                        421,161.90

       (ix)        Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                    21,819.49

       (x)         Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                      23,363.73

       (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                    0.00

       (xii)       Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                     0.00

       (xiii)      To the Servicer Security Deposit Refund under 6.02C                                                 725.01

       (ix)        To the depositor the lessor of Base Principal Amount or ADCPB new Contracts                   1,665,336.89
                   transferred to the Trust, [6.06 b (xii)]

                   If less than the Base Principal Amount, the remainder to he New Transferred Property                  0.00
                   Funding Account [6.06 b (xii)]

       (x)         To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     73,542.06

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------
       (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                           0.00

       (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                       0.00

       (iii)       Aggregate of: [6.06 c (iii)]
                   (A)         Unreimbursed Servicer Advances from prior periods                                       0.00
                   (B)         Servicer Fee and unpaid Servicer Fee                                                    0.00
                   (C)         Servicing Charges inadvertently deposited in Collection Account                         0.00

       (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             0.00

       (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 0.00

       (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               0.00

       (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            0.00

       (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       0.00

       (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         0.00

       (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              0.00

       (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                 0.00

       (xii)       Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        0.00
                   provided no restricting event exists

       (xiii)      Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       0.00
                   provided no restricting event or issuer restricting event exists

       (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                  0.00

       (xv)        Prepayments optionally transferred to collection account and disbursed in                           0.00
                   consideration of the transfer of New Transferred Property not in excess of
                   $5,000,000 [6.06 c (xv)]

       (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        0.00

       REVIEWED BY:



       ----------------------------------------------------
       SANDY B. HO
       SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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